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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) October 25, 2005


                              AZTEC OIL & GAS, INC.
                   (formerly Aztec Communications Group, Inc.)
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                                 (formerly Utah)
         (State or other jurisdiction of incorporation or organization)

            000-32015                                  87-0439834
   (Commission File Number)              (IRS Employer Identification Number)

                               Mr. Kirk N. Blackim
                                    President
                              Aztec Oil & Gas, Inc.
                            One Riverway, Suite 1700
                              Houston, Texas 77056
                    (Address of principal executive offices)

                                 (713) 840-6444
              (Registrant's telephone number, including area code)


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ITEM 5.  CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         Effective October 25, 2005, Kirk N. Blackim and Mark Vance were elected as directors of Aztec Oil & Gas, Inc.


                                                               SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AZTEC OIL & GAS, INC.



                                          By: /s/Kirk N. Blackim
                                             ----------------------------------
                                                Kirk N. Blackim, President


Date:  October 25, 2005